SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.   20549


                           FORM 8-K

                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Repor (Date of earliest event reported): October 7, 1997

                Home Properties of New York, Inc.
     (Exact name of registrant as specified in its charter)


      Delaware                  0-13136            16-1455126
(State or other jurisdiction (Commission         (IRS Employer
       of incorporation)     File Number)      Identification
                                                       No.)

           850 Clinton Square, Rochester, New York 14604
           (Address of principal executive offices)(Zip Code)


Registrant's telephone number, including area code (716) 246-4150


                           Not Applicable
     (Former name or former address, if changed since last report)




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ITEM 5.    OTHER EVENTS


           On october 7, 1997, the Board of Directors of Home Properties of New York, Inc. (the "Company") increased the number of shares of the Company's Common Stock available for cash purchases under the Company's Dividend Reinvestment, Stock Purchase, Resident, Resident Stock Purchase and Employee Stock Purchase Plan (the "Plan") by 750,000 shares. A copy of the Amended and Restated Plan reflecting the change is filed as an exhibit to this Report.

ITEM 7.    FINANCIAL  STATEMENTS  AND  EXHIBITS


           (a)  Financial Statements of Businesses Acquired
           None

           (b)  Pro Forma Financial Information
           None

           (c)  Exhibits

           (4)  Amended and Restated Dividend Reinvestment Stock
                Purchase, Resident Stock Purchase and Employee
                Stock Purchase Plan.



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                           SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Home Properties of New York, Inc.



Dated:   October 9, 1997       By: /s/ Amy L. Tait
                                   ---------------------------
                                   Amy L. Tait,
                                   Executive Vice President

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